Execution Copy

AMENDMENT NO. 1 TO MASTER RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 1 to the Master Receivables Purchase Agreement, (this “Amendment”), dated as of July 19, 2024 (the “Amendment Date”) by and among Sound Point Capital Management, LP, a Delaware limited partnership, as purchaser agent (the “Purchaser Agent”), SP Main Street Funding I LLC, a Delaware limited liability company (the “Initial Purchaser”), and ML Plus LLC, a Delaware limited liability company, as seller (the “Seller”).

RECITALS

Purchase Agent, Initial Purchaser and Seller are parties to that certain Master Receivables Purchase Agreement, dated as of June 30, 2024 (the “Existing Purchase Agreement”; and as amended by this Amendment, the “Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Purchase Agreement.

Purchaser Agent, Initial Purchaser and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Purchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Purchase Agreement.

Accordingly, Purchaser Agent, Initial Purchaser and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Purchase Agreement is hereby amended as follows:

SECTION 1. Amendments to the Existing Purchase Agreement.

As of the Amendment Date, the Existing Purchase Agreement is hereby amended as follows:

1.
Section 3(d)(i) is deleted in its entirety and replaced with the following:

the earlier to occur of (x) July 26, 2024 or (y) the date on which Initial Purchaser has entered into a credit facility that provides debt financing to purchase the Eligible Receivables on terms and conditions satisfactory to the Purchaser Agent in its sole discretion (for the avoidance of doubt, if the Initial Purchaser does not enter into a credit facility that provides debt financing to purchase the Eligible Receivables on terms and conditions satisfactory to the Purchaser Agent in its sole discretion by July 26, 2024, each of Purchaser’s obligation to purchase Receivables from the Seller shall no longer be subject to the satisfaction of the condition set forth in this clause (y)); and

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date hereof, subject each party’s receipt of this Amendment, executed and delivered by the other parties to this Amendment, in form and substance reasonably satisfactory to each party.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 4. Counterparts. This Amendment may be executed in one or more counterparts (which may be delivered electronically), each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this agreement and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date set forth above.

PURCHASER AGENT:

SOUND POINT CAPITAL MANAGEMENT, LP

By: /s/ Kevin Gerlitz_____________

Name: Kevin Gerlitz

Title: CFO

INITIAL PURCHASER:

SP MAIN STREET FUNDING I LLC

By: /s/ Kevin Gerlitz_____________

Name: Kevin Gerlitz

Title: Authorized Signatory

SELLER:

ML PLUS LLC

By: /s/ Rick Correia____________

Name: Rick Correia

Title: CFO

Signature Page to Amendment No. 1 to Purchase Agreement